EXHIBIT 99.5

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================


                                         Percent of
                            Principal     Principal                                             % NOO &          % CLTV % Second
Product Type        Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
ARM                1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000
Total:             1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000


                                         Percent of
                            Principal     Principal                                             % NOO &          % CLTV % Second
Lien Position      Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
First              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000
Total:             1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

                                               Percent of
                                  Principal     Principal                                           % NOO &          % CLTV % Second
Principal Balance ($)    Count    Balance       Balance     WAC   CLTV    Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
0.01 to 25,000.00           11      221,737.64      0.11   8.5709 65.647    7     17.113   15.486   63.835      610  19.287   0.000
25,000.01 to 50,000.00      74    3,099,184.96      1.51   8.5197 76.087    2     52.487   20.537   30.370      616  29.890   0.000
50,000.01 to 75,000.00     199   12,814,694.16      6.26   8.0792 82.559    3     61.009   13.895   15.792      618  51.833   0.000
75,000.01 to 100,000.00    242   21,220,534.76     10.37   7.7510 85.058    3     57.524   13.500    5.863      621  58.650   0.000
100,000.01 to 125,000.00   289   32,582,690.57     15.92   7.6716 85.942    2     61.787   10.441    4.803      622  67.986   0.000
125,000.01 to 150,000.00   216   29,668,640.56     14.50   7.6240 87.106    2     64.261   13.749    2.289      631  69.308   0.000
150,000.01 to 175,000.00   147   23,598,063.24     11.53   7.5318 87.182    2     67.856   13.016    2.093      625  68.953   0.000
175,000.01 to 200,000.00   132   24,794,412.87     12.12   7.5841 86.886    2     59.848   16.549    1.549      626  68.745   0.000
200,000.01 to 225,000.00    87   18,450,608.42      9.02   7.3805 85.448    2     64.189   12.678    8.168      630  63.124   0.000
225,000.01 to 250,000.00    48   11,491,426.93      5.62   7.4761 84.973    2     66.674   25.022    0.000      629  54.234   0.000
250,000.01 to 275,000.00    28    7,305,870.99      3.57   7.2560 89.680    3     60.603   17.486    3.473      642  82.560   0.000
275,000.01 to 300,000.00    41   11,824,702.17      5.78   7.2992 85.961    2     43.661   12.145    2.405      642  68.320   0.000
300,000.01 to 325,000.00    17    5,263,768.27      2.57   7.3964 89.073    3     70.383   17.587    5.918      642  70.380   0.000
325,000.01 to 350,000.00     2      675,978.54      0.33   7.7596 84.269    3     50.968   50.968    0.000      620  49.032   0.000
350,000.01 to 375,000.00     2      739,342.88      0.36   7.8071 87.514    3      0.000    0.000   49.712      638 100.000   0.000
375,000.01 to 400,000.00     1      393,485.27      0.19   7.9900 75.000    1    100.000    0.000  100.000      605   0.000   0.000
475,000.01 to 500,000.00     1      475,609.06      0.23   6.9900 79.333    1      0.000    0.000  100.000      686   0.000   0.000
Total:                   1,537  204,620,751.29    100.00   7.6047 85.973    2     61.224   14.256    5.408      627  64.926   0.000

Min: 12,978.94
Max: 475,609.06
Average: 133,129.96

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                           Percent of
Agency                       Principal     Principal                                             % NOO &          % CLTV % Second
Balance Status       Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
Conforming           1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000
Total:               1,537     204,620,751       100        8     86      2         61       14        5      627      65       0

                                           Percent of
                              Principal     Principal                                             % NOO &          % CLTV % Second
Mortgage Rate (%)    Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
5.001 to 5.500           1      120,316.49      0.06   5.1300 90.000      2      0.000    0.000    0.000      784 100.000   0.000
5.501 to 6.000          14    2,183,383.26      1.07   5.9195 78.296      1     31.521    9.937    0.000      680  46.443   0.000
6.001 to 6.500          92      13,733,833         7        6     84      2         43        8        2      657      43       0
6.501 to 7.000         303   45,778,286.72     22.37   6.8950 85.105      2     58.516   10.424    4.141      637  58.342   0.000
7.001 to 7.500         326   45,212,048.55     22.10   7.3576 87.284      2     62.293   14.913    1.973      632  71.381   0.000
7.501 to 8.000         396   53,256,706.80     26.03   7.8556 88.115      2     66.486   12.527    7.413      626  74.962   0.000
8.001 to 8.500         186   22,583,892.12     11.04   8.3577 85.437      3     64.957   24.657    7.730      615  63.837   0.000
8.501 to 9.000         121   12,973,227.35      6.34   8.8111 84.054      3     64.409   15.352    8.023      595  64.862   0.000
9.001 to 9.500          55    5,481,957.00      2.68   9.3462 81.357      3     58.988   19.156   12.490      585  49.556   0.000
9.501 to 10.000         24    2,065,290.79      1.01   9.8029 80.638      4     51.912   25.852   23.684      574  49.814   0.000
10.001 to 10.500         6      456,782.72      0.22  10.3759 78.878      9     95.937   53.926    0.000      566  19.257   0.000
10.501 to 11.000         8      514,230.36      0.25  10.8535 76.216      5     74.622   45.640    8.890      585  30.443   0.000
11.001 to 11.500         2       89,582.98      0.04  11.1920 66.559      3    100.000    0.000   55.396      537   0.000   0.000
11.501 to 12.000         2      112,527.00      0.05  11.6200 78.335      0     66.651    0.000    0.000      540  33.349   0.000
12.001 to 12.500         1       58,686.20      0.03  12.2500 69.412     18      0.000    0.000    0.000      550   0.000   0.000
Total:               1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 5.130
Max: 12.250
Weighted Average: 7.605

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                          Percent of
Original Loan               Principal     Principal                                             % NOO &          % CLTV % Second
to Value            Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
35.01 to 40.00          4         472,655         0        7     39      2         37        0        0      677       0       0
40.01 to 45.00          2         236,854         0        7     41      1         79       79       21      651       0       0
45.01 to 50.00          9      751,567.20      0.37   8.2924 48.969      3     80.486   39.045   16.830      582   0.000   0.000
50.01 to 55.00         13       1,090,829         1        8     53      2         72       32       19      610       0       0
55.01 to 60.00         18    1,774,566.57      0.87   7.8012 58.480      2     64.423    7.589    1.713      609   0.000   0.000
60.01 to 65.00         36    4,658,639.87      2.28   7.4935 62.434      2     74.479   44.603    9.217      615   0.000   0.000
65.01 to 70.00         55    6,564,229.02      3.21   7.7408 68.279      3     79.232   25.725   11.405      606   0.000   0.000
70.01 to 75.00         84      10,966,597         5        8     74      2         72       28       15      608       0       0
75.01 to 80.00        363   45,467,613.24     22.22   7.5172 79.531      2     46.157   29.678    8.093      630   0.474   0.000
80.01 to 85.00        200   26,041,740.70     12.73   7.8806 84.202      2     74.216   16.208   10.806      608 100.000   0.000
85.01 to 90.00        366   48,458,939.53     23.68   7.6268 89.465      2     68.861    7.545    2.487      616 100.000   0.000
90.01 to 95.00        140   21,422,892.17     10.47   7.4024 93.927      2     69.543    0.000    0.000      638 100.000   0.000
95.01 to 100.00       247   36,713,628.43     17.94   7.5745 99.671      2     46.979    0.000    0.453      660 100.000   0.000
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 35.75
Max: 100.00
Weighted Average: 85.97


                                          Percent of
Combined Loan               Principal     Principal                                             % NOO &          % CLTV % Second
 to Value           Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
35.01 to 40.00          4      472655.170     0.230    6.704 39.019  2.000     36.595    0.000    0.000  677.000   0.000   0.000
40.01 to 45.00          2      236,854.12      0.12   7.0368 41.249      1     78.890   78.890   21.110      651   0.000   0.000
45.01 to 50.00          9      751,567.20      0.37   8.2924 48.969      3     80.486   39.045   16.830      582   0.000   0.000
50.01 to 55.00         13    1,090,828.58      0.53   7.6880 53.014      2     72.379   31.660   19.347      610   0.000   0.000
55.01 to 60.00         18     1774566.570     0.870    7.801 58.480  2.000     64.423    7.589    1.713  609.000   0.000   0.000
60.01 to 65.00         36    4,658,639.87      2.28   7.4935 62.434      2     74.479   44.603    9.217      615   0.000   0.000
65.01 to 70.00         55       6,564,229         3        8     68      3         79       26       11      606       0       0
70.01 to 75.00         84      10,966,597         5        8     74      2         72       28       15      608       0       0
75.01 to 80.00        363      45,467,613        22        8     80      2         46       30        8      630       0       0
80.01 to 85.00        200   26,041,740.70     12.73   7.8806 84.202      2     74.216   16.208   10.806      608 100.000   0.000
85.01 to 90.00        366      48,458,940        24        8     89      2         69        8        2      616     100       0
90.01 to 95.00        140   21,422,892.17     10.47   7.4024 93.927      2     69.543    0.000    0.000      638 100.000   0.000
95.01 to 100.00       247   36,713,628.43     17.94   7.5745 99.671      2     46.979    0.000    0.453      660 100.000   0.000
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 35.75
Max: 100.00
Weighted Average: 85.97

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                         Percent of
                            Principal     Principal                                             % NOO &          % CLTV % Second
FICO Score         Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
526 to 550            86    9,904,953.76      4.84   8.3994 79.619      2     78.281    0.000    1.917      538  53.534   0.000
551 to 575           155   18,517,443.15      9.05   8.2255 81.594      3     78.463    5.059    3.279      565  56.117   0.000
576 to 600           226    29268180.950    14.300    7.714 82.313  3.000     73.435    7.366    7.093  588.000  62.515   0.000
601 to 625           329    42563787.160    20.800    7.583 85.782  2.000     67.038   15.524    5.178  613.000  65.369   0.000
626 to 650           338    47437495.250    23.180    7.537 88.150  2.000     56.509   14.677    2.905  637.000  66.601   0.000
651 to 675           193   27,195,583.31     13.29   7.3531 89.674      2     55.198   19.174    5.670      661  72.323   0.000
676 to 700            98    14176929.600     6.930    7.235 87.496  2.000     42.260   24.775   13.930  688.000  65.131   0.000
701 to 725            64    8,424,541.55      4.12   7.3001 88.273      2     42.873   26.765   10.301      710  68.248   0.000
726 to 750            25    4,008,091.35      1.96   6.9543 88.356      2     12.693   19.760    2.649      736  65.642   0.000
751 to 775            16    2,351,111.55      1.15   7.3542 87.423      2     40.303   27.398    2.982      757  67.993   0.000
876 to 800             6      722633.660     0.350    6.968 90.868  2.000     12.437   12.437    0.000  788.000  77.886   0.000
801 to 825             1       50,000.00      0.02   6.2400 43.478      0      0.000    0.000  100.000      810   0.000   0.000
Total:             1,537     204,620,751       100        8     86      2         61       14        5      627      65       0

Min: 526
Max: 810
Weighted Average: 627


                                       Percent of
Original Term            Principal     Principal                                             % NOO &          % CLTV % Second
 (Months)        Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
349 to 360       1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000
Total:           1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 360
Max: 360
Weighted Average: 360


                                       Percent of
Remaining Term to        Principal     Principal                                             % NOO &          % CLTV % Second
Maturity (Months) Count   Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
337 to 348          23    2,286,278.64      1.12   8.9443 84.284     14     60.393   18.450    1.092      601  64.137   0.000
349 to 360       1,514     202,334,473        99        8     86      2         61       14        5      628      65       0
Total:           1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 342
Max: 360
Weighted Average: 358

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                       Percent of
Seasoning                Principal     Principal                                             % NOO &          % CLTV % Second
(Months)         Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
0                  174   23,546,194.95     11.51   7.4251 86.910      0     47.185   16.607    2.257      636  65.805   0.000
1 to 12          1,344   179265732.650    87.610    7.614 85.853  3.000     63.002   13.975    5.863  627.000  64.766   0.000
13 to 24            19    1,808,823.69      0.88   9.0478 85.696     15     67.772   11.464    1.380      593  69.419   0.000
Total:           1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 1
Max: 18
Weighted Average: 2


                                             Percent of
                                Principal     Principal                                             % NOO &          % CLTV
Property Type          Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80
Single Family          1,356  179,069,810.25     87.51   7.5765 86.330      2     61.430   13.419    3.315      626  65.876
Duplex                    84   13,736,215.30      6.71   7.8695 80.516      3     70.850   22.658   20.334      629  51.787
Condo                     65    7,577,554.50      3.70   7.6395 87.503      3     51.762   21.905    9.809      638  65.198
Quadruplex                11     1851039.710     0.900    7.778 82.894  2.000     22.865    2.267   52.599  660.000  43.330
Townhouse                 11     1328669.250     0.650    7.760 91.068  4.000     56.582   13.818   18.501  662.000  89.822
Triplex                    6      758638.050     0.370    7.761 84.760  1.000     35.538    5.715   49.355  657.000  94.285
Row Home                   4      298,824.23      0.15   9.2602 83.456      2     58.522   33.424    0.000      588  41.478
Total:                 1,537   204620751.290   100.000    7.605 85.973  2.000     61.224   14.256    5.408  627.000  64.926



                                             Percent of
                                Principal     Principal                                             % NOO &          % CLTV
Loan Purpose            Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80
Cashout                  933     125,276,890        61        8     85      2        100       14        4      617      68
Purchase                 407   52,424,128.13     25.62   7.5251 86.605      2      0.000   15.833    9.293      651  57.844
Refinance (Rate/Term)    197    26919733.300    13.160    7.486 87.000  2.000      0.000   12.422    3.345  628.000  65.700
Total:                 1,537   204620751.290   100.000    7.605 85.973  2.000     61.224   14.256    5.408  627.000  64.926


                                           Percent of
                              Principal     Principal                                             % NOO &          % CLTV
Occupancy Type       Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80
Owner Occupied       1,423     193,554,793        95        8     86      2         62       14        0      627      66
Non Owner Occupied     105       9,990,468         5        8     78      3         52       24      100      637      36
Second Home              9    1,075,490.65      0.53   7.3735 85.319      3      4.881    4.760  100.000      654  51.752
Total:               1,537     204,620,751       100        8     86      2         61       14        5      627      65

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                          Percent of
                             Principal     Principal                                             % NOO &          % CLTV % Second
Documentation Type  Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
Full Doc            1,243  163,983,130.65     80.14   7.5588 87.408      2     61.627    0.000    3.957      624  70.705
SI                    214   29,170,577.92     14.26   7.8254 78.235      2     60.082  100.000    8.496      649  27.361
AIV                    61    9,110,955.40      4.45   7.6722 85.349      2     64.427    0.000   20.251      623  80.255
Lite                   19    2,356,087.32      1.15   7.8018 84.306      3     34.930    0.000   10.769      632  68.553
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926


                                          Percent of
                             Principal     Principal                                             % NOO &          % CLTV % Second
Credit Grade         Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
A                   1,054  145,846,764.57     71.28   7.4338 87.958      2     55.627   17.207    5.752      648  68.809   0.000
B                     374   46,281,735.72     22.62   7.8849 81.727      2     74.075    8.269    5.476      580  59.853   0.000
C                     109      12,492,251         6        9     79      3         79        2        1      568      38       0
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                          Percent of
                             Principal     Principal                                             % NOO &          % CLTV
Geographic Location  Count   Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80
California            140   25,999,299.00     12.71   7.3566 81.097      3     58.718   25.265    4.614      637  41.218
Michigan              219   25,954,236.49     12.68   7.5409 85.636      2     58.792   17.750    2.853      634  57.894
Illinois              138      22,424,444        11        8     86      3         76       11        3      623      72
North Carolina        113   14,729,745.77      7.20   7.5471 87.910      2     61.356    9.090    5.108      629  73.778
Wisconsin              99   11,969,510.50      5.85   7.6472 86.766      2     60.524    6.458    2.549      628  70.958
Minnesota              50    7,763,287.17      3.79   7.7713 88.913      2     71.871    7.521   14.120      623  80.568
South Dakota           64    7,675,183.06      3.75   7.6925 85.127      2     58.094   29.389    1.639      640  64.341
Missouri               74    7,157,438.62      3.50   7.7280 86.074      3     50.886   16.723    9.390      620  66.601
Pennsylvania           72    7,063,696.44      3.45   7.9671 87.447      3     57.456    6.792   11.181      615  75.779
Ohio                   63    6,381,377.99      3.12   7.5925 87.079      3     58.909   10.286    3.160      621  65.452
Arizona                40     5210912.300     2.550    7.472 88.905  2.000     46.107    3.089    6.753  635.000  79.208
Florida                35    4,990,362.32      2.44   7.7766 88.228      2     70.139   15.066    0.000      623  75.301
Nevada                 29    4,325,942.72      2.11   7.4623 84.437      2     48.812   11.887   12.766      630  44.518
New Jersey             33       4,310,814         2        8     81      2         28       17       30      622      42
Massachusetts          21     4213297.870     2.060    7.856 79.259  3.000     70.230   35.326   14.746  601.000  36.879
Tennessee              33    3,985,715.05      1.95   7.5409 90.482      2     48.604    5.627    1.561      635  84.292
Washington             27    3,648,863.58      1.78   7.5526 82.611      2     35.880   13.987    2.872      608  49.270
Colorado               20       3,451,732         2        8     91      3         86        0        0      617      84
Kansas                 31    3,298,494.95      1.61   7.7014 89.954      4     59.839    2.847    1.613      614  92.154
Indiana                31    3,246,117.94      1.59   7.6460 87.732      2     66.327   22.932    7.949      631  67.206
Kentucky               28    3,175,707.16      1.55   7.3628 92.430      2     47.470    0.000    0.000      641  91.184
South Carolina         22    2,727,988.86      1.33   7.5058 88.148      2     56.889    7.881   12.072      621  83.649
Connecticut            14    2,313,559.21      1.13   8.0412 87.949      3     85.329   35.102    5.396      626  74.791
Montana                16    2,267,942.65      1.11   7.4212 85.712      2     76.953   19.988    0.000      617  81.855
Virginia               13    2,229,145.37      1.09   7.3644 90.241      3     62.348    2.511   15.121      643  86.841
Maryland               11     1772436.000     0.870    7.512 87.791  3.000     77.776    0.000    0.000  599.000  71.347
Utah                   11    1,709,165.65      0.84   7.1617 87.338      4     59.265    8.736    0.000      645  47.095
Iowa                   19    1,707,793.63      0.83   7.8316 90.044      2     38.973    7.422    3.175      648  89.231
Rhode Island            7    1,303,059.95      0.64   7.4370 80.869      2    100.000   24.495   15.913      606  50.292
Oregon                  8       1,119,828         1        7     93      2         75        0        0      624     100
Delaware                8    1,083,469.93      0.53   7.9414 78.081      3     62.636   40.841    0.000      605  33.788
Idaho                   7      892,907.68      0.44   7.5908 88.939      1     46.081   11.160    0.000      656  74.787
New York                5      864,759.42      0.42   7.8836 83.258      4    100.000    0.000    0.000      610  48.040
North Dakota            9         812,475         0        8     85      1         89       13       13      618      56
Nebraska                7      643,865.03      0.31   6.9782 86.068      3     65.946    8.048    0.000      666  37.326
Oklahoma                9      643,519.30      0.31   8.0560 87.720      2     54.376   14.125    0.000      587  90.075
Texas                   5      479,955.74      0.23   8.2522 86.866      4     30.176    0.000    0.000      604  48.890
New Hampshire           2      358,771.70      0.18   8.3818 70.885      5    100.000   33.469   33.469      583   0.000
New Mexico              1      299,556.95      0.15   7.0000 92.792      8      0.000    0.000    0.000      661 100.000
Georgia                 1      214,048.67      0.10   6.9500100.000      1      0.000    0.000    0.000      640 100.000
Alaska                  1      150,523.53      0.07   6.4900 90.000      1    100.000    0.000    0.000      638 100.000
Maine                   1       49,799.42      0.02   7.0000 65.789      4    100.000  100.000    0.000      689   0.000
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                          Percent of
Prepayment Penalty          Principal     Principal                                             % NOO &          % CLTV % Second
 Period (Months)    Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
No Prepayment
Penalty               366   45,646,417.12     22.31   7.6015 85.901      2     58.667   12.083    5.942      626  65.608   0.000
6                       1      179,147.89      0.09   8.9900 85.000     18      0.000    0.000    0.000      582 100.000   0.000
12                     82   13,764,983.95      6.73   7.6834 85.421      2     67.103   16.756    8.675      636  60.854   0.000
24                    903  120,597,286.38     58.94   7.5425 86.187      2     58.780   14.451    5.071      629  64.364   0.000
36                    184   24,132,386.99     11.79   7.8705 85.316      3     74.893   16.248    4.324      618  68.073   0.000
Other                   1      300,528.96      0.15   7.2500 89.851      2    100.000    0.000    0.000      578 100.000   0.000
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 6
Max: 36
Weighted Average: 25


                                          Percent of
                             Principal     Principal                                             % NOO &          % CLTV % Second
Loan Type           Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
ARM 2/28            1,506  200,339,855.36     97.91   7.6037 85.880      2     61.300   14.177    5.440      627  64.622   0.000
ARM 3/27               31    4,280,895.93      2.09   7.6497 90.352      3     57.665   17.972    3.890      651  79.162   0.000
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000


                                          Percent of
                             Principal     Principal                                             % NOO &          % CLTV % Second
Index Name          Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
'6 MONTH LIBOR'     1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000
Total:              1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000


Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                           Percent of
Gross Margins                Principal     Principal                                             % NOO &          % CLTV % Second
Distribution         Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
4.501 to 5.000          60     8736937.970     4.270    7.119 87.340  5.000     74.404    7.148    0.286  621.000  73.326   0.000
5.001 to 5.500          46       6,168,849         3        7     84      3         70       10        1      625      64       0
5.501 to 6.000         139   22,406,244.38     10.95   7.1784 84.592      3     66.139   21.022    4.670      639  60.909   0.000
6.001 to 6.500         651   83,397,164.22     40.76   7.6598 86.034      2     58.652   12.364    8.725      626  67.232   0.000
6.501 to 7.000         133    20989059.690    10.260    7.614 84.697  3.000     64.480   16.252    3.676  623.000  58.129   0.000
7.001 to 7.500          95   14,601,872.17      7.14   7.5070 86.352      3     51.173   18.583    1.522      630  60.527   0.000
7.501 to 8.000         131   16,964,100.53      8.29   7.4700 87.395      2     69.022    8.509    1.222      632  66.138   0.000
8.001 to 8.500         108   13,209,928.98      6.46   7.6400 88.900      2     45.811   11.943    0.854      639  72.333   0.000
8.501 to 9.000          89   10,207,011.11      4.99   8.1484 87.118      2     63.245   16.490    4.192      623  67.228   0.000
9.001 to 9.500          44    4,178,444.93      2.04   8.3384 82.883      3     66.806   24.042   10.553      615  46.220   0.000
9.501 to 10.000         24    2,506,229.79      1.22   8.9732 84.592      2     69.809   21.004    5.596      581  69.281   0.000
10.001 to 10.500         9      771,161.47      0.38   9.1520 78.828      1     64.865   38.162   14.431      612  41.437   0.000
10.501 to 11.000         6      386,620.99      0.19  10.2962 79.137      4     88.176   51.981   38.548      622  33.574   0.000
12.001 to 12.500         2       97,125.62      0.05  11.1228 69.503      3    100.000   48.906   51.094      544   0.000   0.000
Total:               1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 4.800
Max: 12.400
Weighted Average: 6.878

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                             Percent of
Max Rate                       Principal     Principal                                             % NOO &          % CLTV % Second
Distribution           Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
10.001 to 10.500           1      111,564.09      0.05   7.2000 80.000      4      0.000    0.000    0.000      625   0.000   0.000
11.001 to 11.500           4      566,473.98      0.28   6.1814 81.337      2     18.403    0.000    0.000      682  21.240   0.000
11.501 to 12.000           9     1714607.500     0.840    6.273 75.383  2.000     44.613   17.927    0.000  675.000  38.295   0.000
12.001 to 12.500          56    8,118,392.80      3.97   6.5637 82.145      2     51.817   19.749    3.382      650  38.054   0.000
12.501 to 13.000         224    34238746.490    16.730    6.892 84.842  2.000     61.741   10.753    5.537  635.000  60.677   0.000
13.001 to 13.500         280   39,014,328.43     19.07   7.2059 87.213      2     58.813   13.184    2.758      634  70.607   0.000
13.501 to 14.000         388   52,870,235.31     25.84   7.6345 88.293      2     62.941   10.408    5.687      630  73.704   0.000
14.001 to 14.500         222   28,116,671.29     13.74   7.9180 86.629      3     62.281   16.245    5.376      626  65.438   0.000
14.501 to 15.000         175    21027973.070    10.280    8.251 85.541  3.000     62.569   15.784    8.771  615.000  63.107   0.000
15.001 to 15.500          92   10,825,911.14      5.29   8.8106 82.092      3     64.608   29.197    6.787      599  57.044   0.000
15.501 to 16.000          52     5452229.520     2.660    9.121 81.404  3.000     61.253   14.334    8.469  579.000  59.027   0.000
16.001 to 16.500          13    1,228,643.87      0.60   9.6588 82.635      6     70.254   33.108    0.000      587  29.410   0.000
16.501 to 17.000          14      974,742.26      0.48  10.0570 73.000      6     72.795   61.216   21.599      602  24.114   0.000
17.001 to 17.500           2       91,892.72      0.04  10.6848 64.344      3    100.000   56.517    0.000      573   0.000   0.000
17.501 to 18.000           3      160027.580     0.080   11.433 75.861  1.000     76.550   29.683    0.000  546.000  23.450   0.000
18.001 to 18.500           2      108,311.24      0.05  11.7918 69.236     11     45.817    0.000   45.817      540   0.000   0.000
Total:                 1,537     204,620,751       100        8     86      2         61       14        5      627      65       0

Min: 10.200
Max: 18.250
Weighted Average: 13.858

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

                                           Percent of
Floor Rate                   Principal     Principal                                             % NOO &          % CLTV % Second
Distribution         Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
5.001 to 5.500           1      120,316.49      0.06   5.1300 90.000      2      0.000    0.000    0.000      784 100.000   0.000
5.501 to 6.000          14     2183383.260     1.070    5.920 78.296  1.000     31.521    9.937    0.000  680.000  46.443   0.000
6.001 to 6.500          92      13,733,833         7        6     84      2         43        8        2      657      43       0
6.501 to 7.000         305    45964818.110    22.460    6.902 85.118  2.000     58.539    9.981    4.125  638.000  58.366   0.000
7.001 to 7.500         329   45,633,090.48     22.30   7.3571 87.264      2     61.984   15.178    1.955      632  71.242   0.000
7.501 to 8.000         392   52,793,210.83     25.80   7.8596 88.129      2     66.613   12.637    7.478      626  75.217   0.000
8.001 to 8.500         187   22,658,433.82     11.07   8.3584 85.449      3     65.072   24.576    7.705      614  63.956   0.000
8.501 to 9.000         119    12754608.300     6.230    8.813 84.015  3.000     64.929   15.615    8.160  594.000  64.260   0.000
9.001 to 9.500          55    5,481,957.00      2.68   9.3462 81.357      3     58.988   19.156   12.490      585  49.556   0.000
9.501 to 10.000         24    2,065,290.79      1.01   9.8029 80.638      4     51.912   25.852   23.684      574  49.814   0.000
10.001 to 10.500         6      456,782.72      0.22  10.3759 78.878      9     95.937   53.926    0.000      566  19.257   0.000
10.501 to 11.000         8      514,230.36      0.25  10.8535 76.216      5     74.622   45.640    8.890      585  30.443   0.000
11.001 to 11.500         2       89,582.98      0.04  11.1920 66.559      3    100.000    0.000   55.396      537   0.000   0.000
11.501 to 12.000         2      112,527.00      0.05  11.6200 78.335      0     66.651    0.000    0.000      540  33.349   0.000
12.001 to 12.500         1       58,686.20      0.03  12.2500 69.412     18      0.000    0.000    0.000      550   0.000   0.000
Total:               1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 5.130
Max: 12.250
Weighted Average: 7.603


Initial Periodic                       Percent of
Rate Cap                  Principal     Principal                                             % NOO &          % CLTV % Second
Distribution      Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
1                     2      333,365.33      0.16   7.0695 84.929      2     60.166   60.166    0.000      636  39.834   0.000
1.5                  28    4,673,688.62      2.28   7.5266 90.667      4     64.846    5.298    6.510      650  79.035   0.000
2                     5      589,174.92      0.29   8.6186 89.147     13     64.241    0.000   12.223      648  91.933   0.000
3                 1,500     198,611,857        97        8     86      2         61       14        5      627      65       0
4.3                   1      106,093.45      0.05   7.2500 89.958      6    100.000    0.000    0.000      611 100.000   0.000
5.4                   1      306,572.05      0.15   7.3750 80.000      6    100.000  100.000    0.000      671   0.000   0.000
Total:            1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 1.000
Max: 5.400
Weighted Average: 2.964

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
ARM; Freddie Mac Eligible Loans                                    1,537 records
                                                            Balance: 204,620,751
================================================================================

Subsequent Periodic                      Percent of
Rate Cap                   Principal     Principal                                             % NOO &          % CLTV % Second
Distribution       Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
1                    847  118,219,887.94     57.78   7.5740 85.567      2     63.264   17.084    3.306      629  60.070   0.000
1.5                  689   86,190,183.09     42.12   7.6461 86.533      2     58.575   10.411    8.304      626  71.501   0.000
2                      1      210,680.26      0.10   7.8750 85.000     12      0.000    0.000    0.000      685 100.000   0.000
Total:             1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 1.000
Max: 2.000
Weighted Average: 1.212


Months to Next                         Percent of
Adjustment                Principal     Principal                                             % NOO &          % CLTV % Second
Distribution      Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
1 to 12              21    2,053,687.71      1.00   8.7635 84.769     15     55.908   11.075    1.216      605  71.401   0.000
13 to 24          1,487  198,563,157.76     97.04   7.5947 85.890      2     61.358   14.287    5.477      627  64.484   0.000
25 to 36             29    4,003,905.82      1.96   7.5036 90.701      3     57.301   14.360    4.159      654  83.530   0.000
Total:            1,537  204,620,751.29    100.00   7.6047 85.973      2     61.224   14.256    5.408      627  64.926   0.000

Min: 6
Max: 36
Weighted Average: 22


Balloon Term Distribution

                          Percent of
                          Principal     Principal                                             % NOO &          % CLTV % Second
MGIC MI coverage  Count    Balance       Balance     WAC   CLTV      Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
Eligible           611    84,175,704.86    41.14    7.5094  90.152     2    58.372   7.027     3.532      637   100.000  0.000
Not Eligible       926   120,445,046.43    58.86    7.6713  83.053     2    63.217  19.308     6.719      621    40.414  0.000
Total:           1,537   204,620,751.29   100.00    7.6047  85.973     2    61.224  14.256     5.408      627    64.926  0.000


Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.